EXHIBIT 10.3

                                 FIRST TENNESSEE
                           COMMERCIAL PLEDGE AGREEMENT

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   Principal       Loan Date      Maturity     Loan No.    Call / Coll    Account    Officer    Initials
 $17,000,000.00    06-13-2002    06-12-2003                04AO / STKB                20091
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  References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.
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                Grantor: Peoples Bancorp Inc. (TIN: 31-0987416)
                         138 Putnam Street
                         Marietta, OH 45750

                Lender: First Tennessee Bank National Association Financial Institutions
                         845 Crossover Lane, Suite 150
                         Memphis, TN 38117
                         (901) 435-7972


THIS COMMERCIAL PLEDGE AGREEMENT dated June 13, 2002, is made and executed between Peoples Bancorp Inc. ("Grantor") and First Tennessee Bank National Association ("Lender").

GRANT OF SECURITY INTEREST. For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

COLLATERAL DESCRIPTION. The word "Collateral" as used in this Agreement means Grantor's present and future rights, title and interest in and to, together with any and all present and future additions thereto, substitutions therefore, and replacements thereof, together with any and all present and future certificates and/or instruments evidencing any Stock and further together with all Income and Proceeds as described herein:

       500 Shares of Peoples Bank, National Association Stock, Cusip No. 3 500 Shares of Peoples Bank, National Association Stock, Cusip No. 4 500 Shares of Peoples Bank, National Association Stock, Cusip No. 5 500 Shares of Peoples Bank, National Association Stock, Cusip No. 6 500 Shares of Peoples Bank, National Association Stock, Cusip No. 7 500 Shares of Peoples Bank, National Association Stock, Cusip No. 8 500 Shares of Peoples Bank, National Association Stock, Cusip No. 9

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Grantor's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Grantor holds jointly with someone else and all accounts Grantor may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts, and, at Lender's option, to administratively freeze all such accounts to allow Lender to protect Lender's charge and setoff rights provided in this paragraph.

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE COLLATERAL. Grantor represents and warrants to Lender that:

         OWNERSHIP. Grantor is the lawful owner of the Collateral free and clear of all security interests, liens, encumbrances and claims of others except as disclosed to and accepted by Lender in writing prior to execution of this Agreement.

         RIGHT TO PLEDGE. Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral.

         AUTHORITY; BINDING EFFECT. Grantor has the full right, power and authority to enter into this Agreement and to grant a security interest in the Collateral to Lender. This Agreement is binding upon Grantor as well as Grantor's successors and assigns, and is legally enforceable in accordance with its terms. The foregoing representations and warranties, and all other representations and warranties contained in this Agreement are and shall be continuing in nature and shall remain in full force and effect until such time as this Agreement is terminated or cancelled as provided herein.

         VALID ISSUANCE OF STOCK. All of the Stock have been duly and validly issued and are fully paid and nonassessable.

         OWNERSHIP OF STOCK. Unless otherwise previously disclosed to Lender in writing, the shares of Stock subject to this Agreement constitute all shares owned by of Grantor of the issued and outstanding shares of the capital stock of the corporation or corporations listed above.

         FREE TRANSFERABILITY OF STOCK. Unless otherwise previously disclosed to Lender in writing, all of the shares of Stock are freely transferable and subject to sale without being subject to limitations, restriction, stock legends, or prohibitive covenants under any agreements, or otherwise under which Grantor or the issuer of any such Stock may be bound or obligated.

         STOCK DIVIDEND; STOCK SPLIT. In order to prevent Lender's collateral position from becoming diluted by any stock dividends or stock splits, Grantor agrees to notify Lender immediately when knowledge of any such transaction or transactions becomes known, and to deliver all of the stock certificates to Lender for pledging within five (5) days of receipt of the stock dividend and/or stock split together with appropriately executed stock powers.

         NO FURTHER ASSIGNMENT. Grantor has not, and shall not, sell, assign, transfer, encumber or otherwise dispose of any of Grantor's rights in the Collateral except as provided in this Agreement.

         NO DEFAULTS. There are no defaults existing under the Collateral, and there are no offsets or counterclaims to the same. Grantor will strictly and promptly perform each of the terms, conditions, covenants and agreements, if any, contained in the Collateral which are to be performed by Grantor.

         NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws or code of regulations do not prohibit any term or condition of this Agreement.

         FINANCING STATEMENTS. Grantor authorizes Lender to file a UCC-1 financing statement, or alternatively, a copy of this Agreement to perfect Lender's security interest. At Lender's request, Grantor additionally agrees to sign all other documents that are necessary to perfect, protect, and continue Lender's security interest in the Property. Grantor will pay all filing fees, title transfer fees, and other fees and costs involved unless prohibited by law or unless Lender is required by law to pay such fees and costs. Grantor irrevocably appoints Lender to execute financing statements and documents of title in Grantor's name and to execute all documents necessary to transfer title if there is a default. Lender may file a copy of this Agreement as a financing statement. If Grantor changes Grantor's name or address, or the name or address of any person granting a security interest under this Agreement changes, Grantor will promptly notify the Lender of such change.

LENDER'S RIGHTS AND OBLIGATIONS WITH RESPECT TO THE COLLATERAL. Lender may hold the Collateral until all Indebtedness has been paid and satisfied. Thereafter Lender may deliver the Collateral to Grantor or to any other owner of the Collateral. Lender shall have the following rights in addition to all other rights Lender may have by law:

         MAINTENANCE AND PROTECTION OF COLLATERAL. Lender may, but shall not be obligated to, take such steps as it deems necessary or desirable to protect, maintain, insure, store, or care for the Collateral, including paying of any liens or claims against the Collateral. This may include such things as hiring other people, such as attorneys, appraisers or other experts. Lender may charge Grantor for any cost incurred in so doing. When applicable law provides more than one method of perfection of Lender's security interest, Lender may choose the method(s) to be used. If the Collateral consists of stock, bonds or other investment property for which no certificate has been issued, Grantor agrees, at Lender's request, either to request issuance of an appropriate certificate or to give instructions on Lender's forms to the issuer, transfer agent, mutual fund company, or broker, as the case may be, to record on its books or records Lender's security interest in the Collateral.

         APPLICATION OF CASH. At Lender's option, Lender may apply any cash, whether included in the Collateral or received as Income and Proceeds or through liquidation, sale, or retirement, of the Collateral, to the satisfaction of the Indebtedness or such portion thereof as Lender shall choose, whether or not matured.

         TRANSACTIONS WITH OTHERS. Lender may (1) extend time for payment or other performance, (2) grant a renewal or change in terms or conditions, or (3) compromise, compound or release any obligation, with any one or more Obligors, endorsers, or Guarantors of the Indebtedness as Lender deems advisable, without obtaining the prior written consent of Grantor, and no such act or failure to act shall affect Lender's rights against Grantor or the Collateral.

         ALL COLLATERAL SECURES INDEBTEDNESS. All Collateral shall be security for the Indebtedness, whether the Collateral is located at one or more offices or branches of Lender. This will be the case whether or not the office or branch where Grantor obtained Grantor's loan knows about the Collateral or relies upon the Collateral as security.

         COLLECTION OF COLLATERAL. Grantor agrees that Lender may, at any time and for any reason, whether or not Grantor is then in default under any indebtedness, collect the Income and Proceeds directly from the Obligors. Grantor authorizes and directs the Obligors, if Lender decides to collect the Income and Proceeds, to pay and deliver to Lender all Income and Proceeds from the Collateral and to accept Lender's receipt for the payments.

         POWER OF ATTORNEY. Grantor irrevocably appoints Lender as Grantor's attorney-in-fact, with full power of substitution, (a) to demand, collect, receive, receipt for, sue and recover all Income and Proceeds and other sums of money and other property which may now or hereafter become due, owing or payable from the Obligors in accordance with the terms of the Collateral; (b) to execute, sign and endorse any and all instruments, receipts, checks, drafts and warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and in the place and stead of Grantor, execute and deliver Grantor's release and acquittance for Grantor; (d) to file any claim or claims or to take any action or institute or take part In any proceedings, either in Lender's own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable; and (e) to execute in Grantor's name and to deliver to the Obligors on Grantor's behalf, at the time and in the manner specified by the Collateral, any necessary instruments or documents.

         PERFECTION OF SECURITY INTEREST. Upon Lender's request, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral. When applicable law provides more than one method of perfection of Lender's security interest, Lender may choose the method(s) to be used. Upon Lender's request, Grantor will sign and deliver any writings necessary to perfect Lender's security interest. If any of the Collateral consists of securities for which no certificate has been issued, Grantor agrees, at Lender's option, either to request issuance of an appropriate certificate or to execute appropriate instructions on Lender's forms instructing the issuer, transfer agent, mutual fund company, or broker, as the case may be, to record on its books or records, by book-entry or otherwise, Lender's security interest in the Collateral. Grantor hereby appoints Lender as Grantor's irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect, amend, or to continue the security interest granted in this Agreement or to demand termination of filings of other secured parties.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Collateral or if Grantor fails to comply with any provision of this Agreement or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Agreement or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Collateral and paying all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

LIMITATIONS ON OBLIGATIONS OF LENDER. Lender shall use ordinary reasonable care in the physical preservation and custody of the Collateral in Lender's possession, but shall have no other obligation to protect the Collateral or its value. In particular, but without limitation, Lender shall have no responsibility for (A) any depreciation In value of the Collateral or for the collection or protection of any Income and Proceeds from the Collateral, (B) preservation of rights against parties to the Collateral or against third persons, (C) ascertaining any maturities, calls, conversions, exchanges, offers, tenders, or similar matters relating to any of the Collateral, or (D) informing Grantor about any of the above, whether or not Lender has or Is deemed to have knowledge of such matters. Except as provided above, Lender shall have no liability for depreciation or deterioration of the Collateral.

DEFAULT. Each of the following shall constitute an Event of Default under this
Agreement:

         PAYMENT DEFAULT. Grantor fails to make any payment when due under the Indebtedness.

         OTHER DEFAULTS. Grantor fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Grantor.

         DEFAULT IN FAVOR OF THIRD PARTIES. Should Grantor or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Grantor's property or Grantor's or any Grantor's ability to repay the Indebtedness or perform their respective obligations under this Agreement or any of the Related Documents.

         FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Grantor or on Grantor's behalf, or made by Guarantor, or any other guarantor, endorser, surety, or accommodation party, under this Agreement or the Related Documents in connection with the obtaining of the Indebtedness evidenced by the Note or any security document directly or indirectly securing repayment of the Note is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

         DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any collateral document to create a valid and perfected security interest or lien) at any time and for any reason.

         INSOLVENCY. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

         CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against any collateral securing the Indebtedness. This includes a garnishment of any of Grantor's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and If Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

         EXECUTION; ATTACHMENT. Any execution or attachment is levied against the Collateral, and such execution or attachment is not set aside, discharged or stayed within thirty (30) days after the same is levied.

         CHANGE IN ZONING OR PUBLIC RESTRICTION. Any change in any zoning ordinance or regulation or any other public restriction is enacted, adopted or implemented, that limits or defines the uses which may be made of the Collateral such that the present or intended use of the Collateral, as specified in the Related Documents, would be in violation of such zoning ordinance or regulation or public restriction, as changed.

         DEFAULT UNDER OTHER LIEN DOCUMENTS. A default occurs under any other mortgage, deed of trust or security agreement covering all or any portion of the Collateral.

         JUDGMENT. Unless adequately covered by insurance In the opinion of Lender, the entry of a final judgment for the payment of money involving more than ten thousand dollars ($10,000.00) against Grantor and the failure by Grantor to discharge the same, or cause it to be discharged, or bonded off to Lender's satisfaction, within thirty (30) days from the date of the order, decree or process under which or pursuant to which such judgment was entered.

         EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to Guarantor, or any other guarantor, endorser, surety, or accommodation party of any of the indebtedness or Guarantor, or any other guarantor, endorser, surety, or accommodation party dies or becomes incompetent or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness.

         ADVERSE CHANGE. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

         CURE PROVISIONS. If any default, other than a default in payment or failure to satisfy Lender's requirement in the Insufficient Market Value of Securities section is curable and if Grantor has not been given a notice of a breach of the same provision of this Agreement within the preceding, twelve (12) months, it may be cured land no event of default will have occurred) if Grantor, after receiving written notice from Lender demanding cure of such default: (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender may exercise any one or more of the following rights and remedies:

         ACCELERATE INDEBTEDNESS. Declare all Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice of any kind to Grantor.

         COLLECT THE COLLATERAL. Collect any of the Collateral and, at Lender's option and to the extent permitted by applicable law, retain possession of the Collateral while suing on the Indebtedness.

         SELL THE COLLATERAL. Sell the Collateral, at Lender's discretion, as a unit or in parcels, at one or more public or private sales. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender shall give or mail to Grantor, and other persons as required by law, notice at least ten (10) days in advance of the time and place of any public sale, or of the time after which any private sale may be made. However, no notice need be provided to any person who, after an Event of Default occurs, enters into and authenticates an agreement waiving that person's right to notification of sale. Grantor agrees that any requirement of reasonable notice as to Grantor is satisfied if Lender mails notice by ordinary mail addressed to Grantor at the last address Grantor has given Lender in writing. If a public sale is held, there shall be sufficient compliance with all requirements of notice to the public by a single publication in any newspaper of general circulation in the county where the Collateral is located, setting forth the time and place of sale and a brief description of the property to be sold. Lender may be a purchaser at any public sale.

         SELL SECURITIES. Sell any securities included in the Collateral in a manner consistent with applicable federal and state securities laws. If, because of restrictions under such laws, Lender is unable, or believes Lender is unable, to sell the securities in an open market transaction, Grantor agrees that Lender will have no obligation to delay sale until the securities can be registered. Then Lender may make a private sale to one or more persons or to a restricted group of persons, even though such sale may result In a price that is less favorable than might be obtained in an open market transaction. Such a sale will be considered commercially reasonable. If any securities held as Collateral are "restricted securities" as defined in the Rules of the Securities and Exchange Commission (such as Regulation D or Rule
         144) or the rules of state securities departments under state "Blue Sky" laws, or If Grantor or any other owner of the Collateral is an affiliate of the issuer of the securities, Grantor agrees that neither Grantor, nor any member of Grantor's family, nor any other person signing this Agreement will sell or dispose of any securities of such issuer without obtaining Lender's prior written consent.

         RIGHTS AND REMEDIES WITH RESPECT TO INVESTMENT PROPERTY, FINANCIAL ASSETS AND RELATED COLLATERAL. In addition to other rights and remedies granted under this Agreement and under applicable law, Lender may exercise any or all of the following rights and remedies: (1) register with any issuer or broker or other securities intermediary any of the Collateral consisting of investment property or financial assets (collectively herein, "investment property") in Lender's sole name or in the name of Lender's broker, agent or nominee; (2) cause any issuer, broker or other securities intermediary to deliver to Lender any of the Collateral consisting of securities, or investment property capable of being delivered; (3) enter into a control agreement or power of attorney with any issuer or securities intermediary with respect to any Collateral consisting of investment property, on such terms as Lender may deem appropriate, in its sole discretion, including without limitation, an agreement granting to Lender any of the rights provided hereunder without further notice to or consent by Grantor; (4) execute any such control agreement on Grantor's behalf and in Grantor's name, and hereby irrevocably appoints Lender as agent and attorney-in-fact, coupled with an interest, for the purpose of executing such control agreement on Grantor's behalf; (5) exercise any and all rights of Lender under any such control agreement or power of attorney; (6) exercise any voting, conversion, registration, purchase, option, or other rights with respect to any Collateral; (7) collect, with or without legal action, and issue receipts concerning any notes, checks, drafts, remittances or distributions that are paid or payable with respect to any Collateral consisting of investment property. Any control agreement entered with respect to any investment property shall contain the following provisions, at Lender's discretion. Lender shall be authorized to instruct the issuer, broker or other securities intermediary to take or to refrain from taking such actions with respect to the investment property as Lender may instruct, without further notice to or consent by Grantor. Such actions may include without limitation the issuance of entitlement orders, account instructions, general trading or buy or sell orders, transfer and redemption orders, and stop loss orders. Lender shall be further entitled to instruct the issuer, broker or securities intermediary to sell or to liquidate any investment property, or to pay the cash surrender or account termination value with respect to any and all investment property, and to deliver all such payments and liquidation proceeds to Lender. Any such control agreement shall contain such authorizations as are necessary to place Lender in "control" of such investment collateral, as contemplated under the provisions of the Uniform Commercial Code, and shall fully authorize Lender to issue "entitlement orders" concerning the transfer, redemption, liquidation or disposition of investment collateral, in conformance with the provisions of the Uniform Commercial Code.

         FORECLOSURE. Maintain a judicial suit for foreclosure and sale of the Collateral.

         SPECIFIC PERFORMANCE. Lender may, in addition to or in lieu of the foregoing remedies, in Lender's sole discretion, commence an appropriate action against Grantor seeking specific performance of any covenant contained in this Agreement or in aid of the execution or enforcement of any power in this Agreement granted.

         TRANSFER TITLE. Effect transfer of title upon sale of all or part of the Collateral. For this purpose, Grantor irrevocably appoints Lender as Grantor's attorney-in-fact to execute endorsements, assignments and Instruments in the name of Grantor and each of them (if more than one) as shall be necessary or reasonable.

         OTHER RIGHTS AND REMEDIES. Have and exercise any or all of the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, at law, in equity, or otherwise.

         APPLICATION OF PROCEEDS. Apply any cash which is part of the Collateral, or which Is received from the collection or sale of the Collateral, to reimbursement of any expenses, including any costs for registration of securities, commissions incurred in connection with a sale, attorneys' fees and court costs, whether or not there is a lawsuit and including any fees on appeal, incurred by Lender in connection with the collection and sale of such Collateral and to the payment of the Indebtedness of Grantor to Lender, with any excess funds to be paid to Grantor as the interests of Grantor may appear. Grantor agrees, to the extent permitted by law, to pay any deficiency after application of the proceeds of the Collateral to the indebtedness.

         ELECTION OF REMEDIES. Except as may be prohibited by applicable law, all of Lender's rights and remedies, whether evidenced by this Agreement, the Related Documents, or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and exercise its remedies.

INCOME AND PROCEEDS FROM THE COLLATERAL (MODIFICATION). Lender may receive all Income and Proceeds and add it to the collateral. Grantor agrees to deliver to lender, upon request of lender, immediately upon receipt, all Income in the exact form received and without commingling with other property. Borrower will deliver to lender, immediately upon receipt, any proceeds from the Collateral, which may be received by, paid or delivered to Grantor for Grantor's account, whether as an addition to, in discharge of, in substitution of, or in exchange for any of the Collateral.

EXCLUSION FROM INDEBTEDNESS. Excluded from indebtedness shall be any indebtedness governed by the Federal Truth in Lending Act.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

         AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

         ATTORNEYS' FEES; EXPENSES. Grantor agrees to pay upon demand all of Lender's costs and expenses, including Lender's attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may hire or pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses Include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

         CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

         NO WAIVER BY LENDER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

         NON-LIABILITY OF LENDER. The relationship between Grantor and Lender created by this Agreement is strictly a debtor and creditor relationship and not fiduciary in nature, nor is the relationship to be construed as creating any partnership or joint venture between Lender and Grantor. Grantor is exercising Grantor's own judgment with respect to Grantor's business. All information supplied to Lender is for Lender's protection only and no other party is entitled to rely on such information. There is no duty for Lender to review, inspect, supervise or inform Grantor of any matter with respect to Grantor's business. Lender and Grantor intend that Lender may reasonably rely on all information supplied by Grantor to Lender, together with all representations and warranties given by Grantor to Lender, without investigation or confirmation by Lender and that any investigation or failure to investigate will not diminish Lender's right to so rely.

         NOTICES. Any notice required to be given under this Agreement shall be given in writing, and shall be effective when actually delivered, when actually received by telefacimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Agreement. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address. Unless otherwise provided or required by law, if there is more than one Grantor, any notice given by Lender to any Grantor is deemed to be notice given to all Grantors.

         SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be illegal, invalid, or unenforceable as to any circumstance, that finding shall not make the offending provision illegal, invalid, or unenforceable as to any other circumstance. If feasible, the offending provision shall be considered modified so that it becomes legal, valid and enforceable. If the offending provision cannot be so modified, it shall be considered deleted from this Agreement. Unless otherwise required by law, the illegality, invalidity, or unenforceability of any provision of this Agreement shall not affect the legality, validity or enforceability of any other provision of this Agreement.

         SOLE DISCRETION OF LENDER. Whenever Lender's consent or approval is required under this Agreement, the decision as to whether or not to consent or approve shall be in the sole and exclusive discretion of Lender and Lender's decision shall be final and conclusive.

         SUCCESSORS AND ASSIGNS. Subject to any limitations stated in this Agreement on transfer of Grantor's interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Collateral becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Agreement and the indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Agreement or liability under the Indebtedness.

         TIME IS OF THE ESSENCE. Time is of the essence in the performance of this Agreement.

         WAIVE JURY. All parties to this Agreement hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by any party against any other party.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Agreement. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code:

         AGREEMENT. The word "Agreement" means this Commercial Pledge Agreement, as this Commercial Pledge Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Pledge Agreement from time to time.

         BORROWER. The word "Borrower" means Peoples Bancorp Inc., and all other persons and entities signing the Note in whatever capacity.

         COLLATERAL. The word "Collateral" means all of Grantor's right, title and interest in and to all the Collateral as described in the Collateral Description section of this Agreement.

         DEFAULT. The word "Default" means the Default set forth in this Agreement in the section titled "Default".

         EVENT OF DEFAULT. The words "Event of Default" mean individually, collectively, and interchangeably any of the events of default set forth in this Agreement in the default section of this Agreement.

         GRANTOR. The word "Grantor" means Peoples Bancorp Inc..

         GUARANTOR. The word "Guarantor" means any guarantor, surety, or accommodation party of any or all of the indebtedness, and, in each case, Grantor's successors, assigns, heirs, personal representatives, executors and administrators of any guarantor, surety, or accommodation party.

         GUARANTY. The word "Guaranty" means the guaranty from Guarantor, or any other guarantor, endorser, surety, or accommodation party to Lender, including without limitation a guaranty of all or part of the Note.

         INCOME AND PROCEEDS. The words "Income and Proceeds" mean all present and future income, proceeds, earnings, increases, and substitutions from or for the Collateral of every kind and nature, including without limitation all payments, interest, profits, distributions, benefits, rights, options, warrants, dividends, stock dividends, stock splits, stock rights, regulatory dividends, subscriptions, monies, claims for money due and to become due, proceeds of any insurance on the Collateral, shares of stock of different par value or no par value issued in substitution or exchange for shares included in the Collateral, and all other property Grantor Is entitled to receive on account of such Collateral, including accounts, documents, instruments, chattel paper, and general intangibles.

         INDEBTEDNESS. The word "Indebtedness" means the indebtedness evidenced by the Note or Related Documents, including all principal and interest together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents.

         LENDER. The word "Lender" means First Tennessee Bank National Association, its successors and assigns.

         NOTE. The word "Note" means the Note executed by Peoples Bancorp Inc. in the principal amount of $17,000,000.00 dated June 13, 2002, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of, and substitutions for the note or credit agreement.

         OBLIGOR. The word "Obligor" means individually, collectively and interchangeably without limitation any and all persons obligated to pay money or to perform some other act under the Collateral.

         PROPERTY. The word "Property" means all of Grantor's right, title and interest in and to all the Property as described in the "Collateral Description" section of this Agreement.

         RELATED DOCUMENTS. The words "Related Documents" mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

         STOCK. The word "Stock" means individually, collectively and interchangeably Grantor's stock, and other securities to pledge under this Agreement, together with any and all additions thereto, substitutions therefore or replacements thereof.

GRANTOR HAS READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS COMMERCIAL PLEDGE AGREEMENT AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JUNE 13, 2002.

GRANTOR:



PEOPLES BANCORP INC.



By: /s/ ROBERT E. EVANS
        --------------------------------------------------
        Robert E. Evans; President of Peoples Bancorp Inc.


BY: /s/ JOHN W. CONLON
        --------------------------------------------------
        John W.  Conlon, Chief Financial Officer of
        Peoples Bancorp Inc.